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Lincoln Variable Insurance Products Trust

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

September 15, 2016

Re:  LVIP AQR Enhanced Global Strategies Fund

Dear Contract Owners and Shareholders:

 You currently have an investment interest in the LVIP AQR Enhanced Global Strategies Fund (the “Liquidating Fund”). In the attached Proxy Statement, you are being asked to vote on the liquidation of the Liquidating Fund. The Liquidating Fund is part of Lincoln Variable Insurance Products Trust (the “Trust”), and has been available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”).

 On June 6, 2016, the Board of Trustees of the Trust (the “Board”), upon the recommendation of Lincoln Investment Advisors Corporation (“LIAC”), the investment adviser of the Trust, considered and approved the liquidation of the Liquidating Fund and agreed to submit the Plan of Liquidation to shareholders for approval.

 You are being asked to approve the Plan of Liquidation of the Liquidating Fund. If the proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the date of the Liquidating Fund’s liquidation, your contract/account value will be reinvested in either the Goldman Sachs VIT Government Money Market Fund (if you own Liquidating Fund shares through a variable annuity contract) or the LVIP Government Money Market Fund (if you own Liquidating Fund shares through a corporate owned life insurance contract).

 The Board recommends that you vote “For” the Plan of Liquidation as described in the enclosed Proxy Statement.

 Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support.

 If you have any questions about the Meeting, please feel free to call (800) 4LINCOLN (454-6265).

Sincerely,

/s/ Jayson R. Bronchetti

Jayson R. Bronchetti
President
Lincoln Variable Insurance Products Trust

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Notice of Special Meeting of Shareholders

LVIP AQR Enhanced Global Strategies Fund

Scheduled for November 15, 2016

Dear Contract Owners and Shareholders:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the LVIP AQR Enhanced Global Strategies Fund (the “Liquidating Fund”), a fund of Lincoln Variable Insurance Products Trust (the “Trust”), is scheduled for November 15, 2016 at 11:00 a.m. Eastern Time, at the offices of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802 for the following purposes:

(1)	To approve a Plan of Liquidation providing for the liquidation of the Liquidating Fund; and

(2)	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Only shareholders of record at the close of business on August 5, 2016 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Liquidating Fund on the record date are entitled to vote as though they were direct shareholders of the Liquidating Fund.

The shares of the Liquidating Fund are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”), that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. For convenience, contract owners and policy participants are referred to collectively herein as “Contract Owners.” Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as the record owners of shares of the Liquidating Fund that are owned in the Accounts, how to vote the shares of the Liquidating Fund that are attributable to those Accounts at the Meeting.

To assist you, a proxy card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. The proxy is being solicited on behalf of the Board of Trustees of the Trust.

We realize that you may not be able to attend the Meeting to vote your proxy in person. However, we do need your vote. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return the proxy card included with this Proxy Statement in the enclosed postage-paid envelope or provide your proxy by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. Proxies must be received by 11:00 a.m. Eastern Time on November 15, 2016. If you decide to attend the Meeting, you may revoke your prior proxy and vote in person. The number of shares of the Liquidating Fund attributable to you will be voted in accordance with your proxy card.

It is important for you to vote on the proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposals.

The date of the first mailing of the proxy card and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about September 16, 2016. If you have any questions about the Meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

By Order of the Board of Trustees of the Trust

/s/ Jill R. Whitelaw

Jill R. Whitelaw
Secretary

September 15, 2016

Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on November 15, 2016:  this Notice of Special Meeting of Shareholders, Proxy Statement and the form of voting instruction and proxy card are available on the Internet at https://www.proxy-direct.com/lin-28068.

PROXY STATEMENT

SEPTEMBER 15, 2016

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

LVIP AQR ENHANCED GLOBAL STRATEGIES FUND

TO BE HELD ON NOVEMBER 15, 2016

Relating to the liquidation of the LVIP AQR Enhanced Global Strategies Fund

INTRODUCTION

This proxy statement (“Proxy Statement”) relates to a Special Meeting of shareholders (the “Meeting”) of the LVIP AQR Enhanced Global Strategies Fund (the “Liquidating Fund”), a fund of the Lincoln Variable Insurance Products Trust (the “Trust”), to be held on November 15, 2016. As more fully described in this Proxy Statement, the purpose of the Meeting is for shareholders to consider and to vote on the proposed Plan of Liquidation (the “Proposal”) that would provide for the liquidation of the Liquidating Fund (the “Liquidation”). If the Proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the Liquidation, your contract/account value will be reinvested in either the Goldman Sachs VIT Government Money Market Fund (if you own Liquidating Fund shares through a variable annuity contract) or the LVIP Government Money Market Fund (if you own Liquidating Fund shares through a corporate owned life insurance contract).

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY AND REVIEW THE PLAN OF LIQUIDATION WHICH IS ATTACHED AS APPENDIX A, AS WELL AS THE GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND’S SUMMARY PROSPECTUS DATED APRIL 29, 2016 AND THE LVIP GOVERNMENT MONEY MARKET FUND’S SUMMARY PROSPECTUS DATED MAY 1, 2016, WHICH ARE BEING PROVIDED TO YOU ALONG WITH THIS PROXY STATEMENT. YOU SHOULD ALSO CONSULT THE GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND’S STATUTORY PROSPECTUS DATED APRIL 29, 2016 OR THE LVIP GOVERNMENT MONEY MARKET FUND’S STATUTORY PROSPECTUS DATED MAY 1, 2016 FOR MORE INFORMATION ABOUT THOSE FUNDS.

BACKGROUND

The Liquidating Fund is available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued or administered by The Lincoln National Life Insurance Company (“Lincoln Life”), an Indiana insurance company located at 1300 S. Clinton St., Fort Wayne, Indiana 46802, and Lincoln Life & Annuity Company of New York, a New York insurance company located at 100 Madison Street, Suite 1860, Syracuse, NY 13202 (“Lincoln New York” and, together, “Lincoln”). Contract owners who select the Liquidating Fund for investment through a Lincoln Contract (the “Contract Owners”) have a beneficial interest in the Liquidating Fund, but do not directly hold shares of the Liquidating Fund. Lincoln, which uses the Liquidating Fund as a funding vehicle, is the shareholder of record of the Liquidating Fund and, as the legal owner of the Liquidating Fund’s shares, has sole voting and investment power with respect to the shares, but passes through any voting rights to Contract Owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners also may be referred to as “shareholders.”

Upon the recommendation of Lincoln Investment Advisors Corporation (the “Adviser”), the Trust’s Board of Trustees (the “Board”), including a majority of the Independent Trustees, considered and approved a Plan of Liquidation for the Liquidating Fund and authorized sending a proxy statement to shareholders/Contract Owners of the Liquidating Fund to solicit approval of the Plan of Liquidation.

The Board recommends that Contract Owners of the Liquidating Fund approve the Proposal.

THE LIQUIDATION

The Trust is a Delaware statutory trust. The Trust’s By-Laws provide that a fund may be terminated by the affirmative vote of a majority of the Board. Shareholder approval of the Plan of Liquidation would obviate the need for an SEC substitution order to substitute a Contract Owner’s interest in the Liquidating Fund with an interest in the Goldman Sachs VIT Government Money Market Fund or LVIP Government Money Market Fund for any Contract Owners who did not move their money out of the Liquidating Fund prior to the Liquidation Date (as defined below).

Reasons for the Liquidation

The Adviser’s recommendation to liquidate the Liquidating Fund stems primarily from the low asset levels of the Liquidating Fund, which has resulted in it failing to attain economies of scale that would benefit shareholders. The Liquidating Fund’s assets were approximately $13 million as of June 30, 2016. Given this scenario, the Adviser has considered and worked on several alternatives, but does not expect the Liquidating Fund to achieve significant asset growth in the foreseeable future so as to be viable in the long term. Accordingly, the Adviser recommended liquidating the Liquidating Fund.

Approval of the Liquidation

The Adviser advised the Board that it would seek to liquidate the Liquidating Fund, subject to shareholder approval of a Plan of Liquidation. A Plan of Liquidation then was presented to the Board and approved at a meeting on June 6, 2016. At that meeting, the Trustees, including a majority of the Independent Trustees, reviewed the Adviser’s recommendation for the Liquidation of the Liquidating Fund, including the information stated above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by the Adviser regarding the Liquidation. The Independent Trustees had the assistance of their independent counsel during their review. In approving the liquidation, the Board considered several factors in connection with the proposed Liquidation, including but not limited to the following: (a) the current and expected size of the Liquidating Fund; (b) the Adviser’s recommendation to liquidate the Liquidating Fund; (c) the terms and conditions of the proposed Plan of Liquidation and (d) that the Adviser will pay the costs incurred as a result of the proposed Liquidation. The Board also considered alternatives to the Liquidation, such as merging or restructuring the Liquidating Fund.

The Trust’s Board determined that the Plan of Liquidation would be in the best interests of the Liquidating Fund’s shareholders. Thus, the Board approved the Plan of Liquidation for the Liquidating Fund, subject to shareholder approval.

SUMMARY OF THE PLAN OF LIQUIDATION

The Plan of Liquidation provides for the liquidation of the Liquidating Fund on or about December 9, 2016 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the Liquidating Fund will be converted to cash or cash equivalents, and the Liquidating Fund will satisfy Federal income and excise tax distribution requirements and pay, or make reasonable provision to pay, all known or reasonably ascertainable liabilities, claims and obligations, known to the Liquidating Fund and all claims and obligations which are known to the Liquidating Fund but for which the identity of the claimant is unknown. On the Liquidation Date, the Liquidating Fund’s remaining assets will be distributed ratably to insurance company separate accounts for the benefit of the Liquidating Fund’s beneficial owners. Lincoln has informed the Trust that, unless otherwise instructed, the distributed assets will be immediately reinvested in a default investment option as follows:

●	If you hold an individual variable annuity contract issued by Lincoln, your contract value will be reinvested in shares of the Goldman Sachs VIT Government Money Market Fund;

●	If you are a participant in a corporate owned life insurance contract issued by Lincoln, your contract value will be reinvested in shares of the LVIP Government Money Market Fund.

The Plan of Liquidation is structured so as not to result in any dilution of the interests of any shareholders. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Liquidation. Please refer to Appendix A to review the terms and conditions of the Plan of Liquidation.

The Plan of Liquidation may be amended by the Board as may be necessary or appropriate to effect the liquidation of the Liquidating Fund. In addition, the Board may discontinue the Plan of Liquidation at any time if it determines that measure would be advisable and in the best interests of the Liquidating Fund and its shareholders. The Plan of Liquidation shall be deemed discontinued in the event the Liquidating Fund’s shareholders do not approve the Plan.

Effect of the Plan of Liquidation

The Plan of Liquidation is not expected to affect the value of your interest in your Contract. Prior to the proposed Liquidation, Contract Owners will be provided an opportunity to transfer their assets to one of the other investment options available under their Contracts, and will continue to be able to redeem or exchange their shares. If the Plan of Liquidation is approved and a Contract Owner does not select a new investment option prior to the Liquidation Date, the Contract Owner will beneficially own, immediately after the Liquidation, a number of shares of the Goldman Sachs VIT Government Money Market Fund or LVIP Government Money Market Fund having the same value as the value of the shares of the Liquidating Fund beneficially owned by that Contract Owner immediately prior to the Liquidation. After the Liquidation, such Contract Owners will indirectly bear the fees and expenses of the Goldman Sachs VIT Government Money Market Fund or LVIP Government Money Market Fund, but the Liquidation will not result in any change to a Contract Owner’s Contract fees or charges. No fees will be charged to Contract Owners to transfer their assets to one of the investment options available under their Contracts prior to the liquidation or for the transfer of their assets to the default investment option and such transfer will not count against a Contract Owner’s free annual transfers.

Purchase and redemption requests for the Liquidating Fund received after the Liquidation will be treated as requests for the purchase or redemption of the shares of the Goldman Sachs VIT Government Money Market Fund or LVIP Government Money Market Fund. Following the Liquidation, the Liquidating Fund will hold no assets and be dissolved.

Expenses of the Liquidation

The Adviser will bear the expenses of the Liquidation, including preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, the cost of preparing and filing a final tax return and other regulatory filings, legal fees, accounting fees, custody and transfer agency fees, brokerage fees and expenses of holding shareholders’ meetings. The Adviser estimates the expenses of the Liquidation will total approximately $30,000.

Tax Considerations: The Liquidation will be a Non-taxable Event for Contract Owners

Implementation of the Plan of Liquidation will not cause the Contract Owners who invest in the Liquidating Fund or the Goldman Sachs VIT Government Money Market Fund or LVIP Government Money Market Fund to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan of Liquidation.

INFORMATION ABOUT THE GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND

FOR VARIABLE ANNUITY CONTRACT OWNERS

The Goldman Sachs VIT Government Money Market Fund summary prospectus dated April 29, 2016 is being provided to you along with this Proxy Statement.

Selection of the Goldman Sachs VIT Government Money Market Fund as the “default” investment option

Lincoln selected the Goldman Sachs VIT Government Money Market Fund as the fund into which it will move a variable annuity Contract Owner’s account value if the Contract Owner has not elected to move his or her contract/account value to a new investment option prior to the date of liquidation of the Liquidating Fund. Lincoln selected the Goldman Sachs VIT Government Money Market Fund because it is the only money market investment option available to the affected Lincoln Contract Owners. Lincoln may be faced with potential conflicts of interest relating to its selection of the Goldman Sachs VIT Government Money Market Fund and its Service shares (see Potential Benefits to the Adviser and its Affiliates section below for further information).

Potential Benefits to the Adviser and its Affiliates

The Adviser or its affiliates may realize benefits as a result of the investment in the Goldman Sachs VIT Government Money Market Fund and therefore may be faced with potential conflicts of interest relating to Lincoln’s selection of the default investment option. In that regard, it should be noted that an affiliate of Lincoln will be paid by the distributor of the Goldman Sachs VIT Government Money Market Fund a fee at an annual rate of up to 0.25% of the average daily net assets of Contracts invested in the Goldman Sachs VIT Government Money Market Fund for providing various services to shareholders pursuant to the Goldman Sachs VIT Government Money Market Fund’s Distribution and Service Plan. Currently, the Liquidating Fund pays up to 0.25% of its average daily net assets to broker-dealers that provide various services to shareholders.

INFORMATION ABOUT THE LVIP GOVERNMENT MONEY MARKET FUND

FOR CORPORATE OWNED LIFE INSURANCE CONTRACT OWNERS

The LVIP Government Money Market Fund summary prospectus dated May 1, 2016 is being provided to you along with this Proxy Statement.

Selection of the LVIP Government Money Market Fund as the “default” investment option

Lincoln selected the LVIP Government Money Market Fund as the fund into which it will move a participant in a corporate owned life insurance contract’s account value if the Contract Owner has not elected to move his or her contract/account value to a new investment option prior to the date of liquidation of the Liquidating Fund. Lincoln selected the LVIP Government Money Market Fund because it is the only money market investment option available to the affected Lincoln Contract Owners. Lincoln may be faced with potential conflicts of interest relating to its selection of the LVIP Government Money Market Fund and its Service Class shares (see Potential Benefits to the Adviser and its Affiliates section below for further information).

Potential Benefits to the Adviser and its Affiliates

The Adviser or its affiliates may realize benefits as a result of the investment in the LVIP Government Money Market Fund and therefore may be faced with potential conflicts of interest relating to Lincoln’s selection of the default investment option. In that regard, it should be noted that an affiliate of Lincoln will be paid by the distributor of the LVIP Government Money Market Fund a fee at an annual rate of up to 0.25% of the average daily net assets of Contracts invested in the LVIP Government Money Market Fund for providing various services to shareholders pursuant to the Fund’s Distribution and Service Plan. Currently, the Liquidating Fund pays up to 0.25% of its average daily net assets to broker-dealers that provide various services to shareholders. Additionally, the Adviser also serves as the investment adviser to the LVIP Government Money Market Fund and will be paid a management fee at an annual rate of up to 0.38% of the average daily net assets of Contracts invested in the LVIP Government Money Market Fund.

ADDITIONAL INFORMATION

Purchases and Transfers into the Liquidating Fund

If the Plan of Liquidation is approved, purchases and transfers into the Liquidating Fund will not be accepted after the close of business on December 9, 2016.

Future Allocation of Premiums will be treated as orders for the Goldman Sachs VIT Government Money Market Fund or LVIP Government Money Market Fund

Once the Liquidation is approved and completed, all orders associated with new premiums or transfer (purchases and redemptions) for the Liquidating Fund will be deemed as a request for the purchase or redemption of shares of the Goldman Sachs VIT Government Money Market Fund or LVIP Government Money Market Fund.

Transfers out of the Liquidating Fund

Shareholders may transfer out of the Liquidating Fund into any other investment option available under their Contract at any time up until December 9, 2016. The Adviser has informed the Trust that any shares of the Liquidating Fund held at the close of business on December 9, 2016 will automatically be reinvested in shares of the Goldman Sachs VIT Government Money Market Fund or LVIP Government Money Market Fund. The Adviser has informed the Trust that transfers out of the Liquidating Fund within 30 days prior to the Liquidation and transfers out of the Goldman Sachs VIT Government Money Market Fund or LVIP Government Money Market Fund within 30 days after the Liquidation will not count as a transfer for purposes of transfer limitations under the Contracts. Supplements to the prospectuses will be issued for the affected Contracts advising Contract Owners of their rights to transfer under their respective Contracts.

Failure to Approve the Plan of Liquidation

If shareholders/Contract Owners of the Liquidating Fund do not approve the Plan of Liquidation, the Plan of Liquidation will not be implemented. The Board then would meet to consider what, if any, steps to take with respect to the Liquidating Fund.

GENERAL INFORMATION ABOUT THIS PROXY

Share Ownership

At the close of business on August 5, 2016 (the “Record Date”), there were 105,527.38 outstanding Standard Class shares of the Liquidating Fund and 1,190,015.01 outstanding Service Class shares of the Liquidating Fund. Both Standard Class and Service Class shares of the Liquidating Fund are offered as an investment medium for Lincoln Contracts. Lincoln Life and Lincoln New York are the record owners of the shares of the Liquidating Fund underlying the Contracts, but are soliciting voting instructions from Contract Owners having contract value invested in the Liquidating Fund (a beneficial interest) through their respective separate accounts.

Because the Liquidating Fund is available as an investment for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of the Liquidating Fund (i.e., by owning more than 25%). As of the Record Date, Lincoln Life and Lincoln New York owned 1,290,004.49 and 5,537.90 shares of the Liquidating Fund, respectively, which represents 99.6% and 0.4% of the Liquidating Fund’s outstanding shares, respectively. To the knowledge of the Trust, as of the Record Date, no current Trustee or executive officer of the Trust owned any separate account units attributable to 1% or more of the assets of any class of the Liquidating Fund.

As of August 5, 2016, there were no shareholders that held 5% or more of the outstanding shares of any share class of the Liquidating Fund, except for the insurance company shareholders.

Solicitation of Proxies

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust also may engage a third-party vendor to solicit proxies from Contract Owners or shareholders. Georgeson Inc. (doing business as Computershare Fund Services) has been retained to assist with voting instruction solicitation and tabulation activities. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Adviser. Computershare Fund Services will be paid approximately $4,400 by the Adviser for its assistance with voting instruction solicitation activities.

Voting Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. At the Meeting, Lincoln Life and Lincoln New York will vote the Liquidating Fund’s shares held in the Accounts in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Liquidating Fund. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an insurance company how to vote is determined by applying the Contract Owner’s percentage interest in the Liquidating Fund to the total number of votes attributable to the Liquidating Fund. Holders of shares of the Liquidating Fund as of the Record Date are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

Lincoln Life and Lincoln New York will vote (i) shares owned by Lincoln Life and Lincoln New York; and (ii) the Liquidating Fund’s shares held by the Accounts for which no timely instructions are received, in proportion to the voting instructions which are received with respect to the Liquidating Fund even if only a small number of Contract Owners provide voting instructions. Therefore, the vote of a small number of shareholders can affect the overall outcome since those fewer votes have a proportional impact. Lincoln Life and Lincoln New York will vote shares of the Liquidating Fund held by each of their separate accounts in accordance with the proxy voting instructions received from its Contract Owners. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the Proposal and Lincoln Life and Lincoln New York may vote in accordance with their judgment with respect to other matters not now known to the Board that may be presented at the Meeting.

Contract Owners may vote by mail, telephone, Internet or in person. Voting instructions must be received by 11:00 a.m. Eastern Time on November 15, 2016. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope. Contract Owners may also vote by attending the Meeting.

Approval of the Plan of Liquidation will require a majority vote of the Liquidating Fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of (1) 67% or more of the voting securities of the Liquidating Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities. If the Plan of Liquidation is not approved by the Liquidating Fund’s shareholders or the Liquidation does not occur for any other reason, the Board will consider other possible courses of action. Please see “Voting Information” below for more information.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the address of the Trust provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposal in this Proxy Statement. Holders of 33 1⁄3% of the outstanding shares of the Liquidating Fund on the Record Date, present in person or by proxy at the Meeting, shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the Meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the Meeting (including Lincoln Life and Lincoln New York) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Since Lincoln Life and Lincoln New York are the owners of record of all of the outstanding shares of the Liquidating Fund, it is anticipated that a quorum will be present at the Meeting.

Effects of Abstentions and Broker Non-Votes

Abstentions will be counted as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will have the same effect as an instruction to vote “AGAINST” the Proposal. Each of Lincoln Life and Lincoln New York will vote shares of the Liquidating Fund held in each of its separate accounts for which it has not received timely instructions (or for which a voting instruction proxy card is not properly executed) in the same proportion as it votes shares held by that separate account for which it has received instructions. If no instructions are received for a separate account, Lincoln Life and/or Lincoln New York will vote any shares held by such separate account in the same proportion as votes cast by all of its other separate accounts in the aggregate. Shareholders and Contract Owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the Meeting and any adjournments thereof, will be determined as of the Record Date. As a result of this proportional voting, a small number of Contract Owners may determine the outcome of a vote.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the Proposal and the Proposal is the only item being submitted to shareholders for approval at the Meeting, the Trust does not expect there to be any broker non-votes on the Proposal.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to the Liquidating Fund prior to any adjournment as to which sufficient votes have been received for approval.

Other Matters to Come Before the Meeting

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life and Lincoln New York intend to vote each Fund’s shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on any other items (other than the proposals) that properly come before the Meeting.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Bylaws of the Trust, and pursuant to applicable law, special meetings are called as required. Contract Owners or shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the Federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York or the Secretary of the Trust.

Communications to the Board

Shareholders/Contract Owners who wish to communicate to the full Board or to any individual Trustee may address correspondence to LVIP Board of Trustees, c/o The Lincoln National Life Insurance Company at P. O. Box 2340, Fort Wayne, Indiana 46802. Without opening any such correspondence, the Trust’s management promptly will forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

Investment Adviser

The Adviser is located at One Granite Place, Concord, New Hampshire 03301. The Adviser is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.

Principal Underwriter and Distributor

Lincoln Financial Distributors, Inc. (“LFD”), is located at 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087 and is an affiliate of the Adviser.

Administrator

Lincoln Life is located at 1300 S. Clinton St., Fort Wayne, Indiana 46802 and is an affiliate of the Adviser. Lincoln Life provides various administrative services necessary for the operation of the Trust.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, serves as the Trust’s Independent Registered Public Accounting Firm.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a shareholder of record, unless the Liquidating Fund has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling 1-800-454-6265 or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1300 S. Clinton St., Fort Wayne, Indiana 46802. The Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Annual and Semi-Annual Reports

Shareholders can obtain a copy of the most recent Annual Report and any Semi-Annual Report of the Fund without charge, by calling the Trust at 1-800-454-6265 or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1300 S. Clinton St., Fort Wayne, Indiana 46802.You can also access the Annual Reports and Semi-Annual Reports at www.lfg.com/lvip.

PLEASE:

➢	PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

OR

➢	VOTE TELEPHONICALLY BY CALLING (866) 298-8476.

OR

➢	VOTE ON THE INTERNET BY LOGGING ONTO WWW.PROXY-DIRECT.COM AND FOLLOWING THE ONLINE INSTRUCTIONS.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:00 A.M. EASTERN TIME ON NOVEMBER 15, 2016. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR

➢	VOTE IN PERSON AT THE SHAREHOLDER MEETING ON NOVEMBER 15, 2016 AT 11:00 A.M. EASTERN TIME AT THE OFFICES OF THE TRUST AT 1300 SOUTH CLINTON STREET, FORT WAYNE, INDIANA 46802.

APPENDIX A

LVIP AQR ENHANCED GLOBAL STRATEGIES FUND

PLAN OF LIQUIDATION

The following Plan of Liquidation (“Plan”) of the LVIP AQR Enhanced Global Strategies Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”), organized and existing under the laws of the State of Delaware and an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), is intended to accomplish the complete liquidation (“Liquidation”) of the Fund. The Liquidation is intended to comply with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986 (“Code”), and the Trust’s Declaration of Trust and By-Laws.

WHEREAS, the Trust Board of Trustees (“Board”) has determined that the continuation of the Fund would not be in the best interests of the Fund or its shareholders after considering several factors, including but not limited to:

•	The current and expected size of the Fund;
•	The recommendation of Lincoln Investment Advisors Corporation, the Fund’s investment adviser (the “Adviser”), to liquidate the Fund;
•	The terms and conditions of the proposed Plan; and
•	That the Adviser will pay the costs specifically incurred as a result of the proposed Liquidation;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Fund and its shareholders to (1) liquidate the Fund, in order to preserve as much of the Fund’s assets as possible for distribution to the Fund’s then-current shareholders, and (2) adopt this Plan as the method of liquidating the Fund; and

WHEREAS, on June 6, 2016, the Board unanimously approved this Plan as being in the best interests of the Fund and its shareholders and adopted this Plan as the method of liquidating the Fund.

NOW, THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. The Plan shall become effective on December 9, 2016, or such other date to be determined by the Chief Executive Officer (“CEO”), President or any Vice President of the Trust (hereinafter, the “Effective Date”).

2. Solicitation of and Notice to Shareholders. Prior to the Effective Date, the Fund shall, to the extent required under the 1940 Act, have obtained shareholder approval of the Liquidation. Prior to the Effective Date, the Fund shall provide: (a) notice to the appropriate shareholders to the effect that this Plan has been approved by the Board and that on December 9, 2016 or such other date as determined by the CEO, President or any Vice President of the Trust (hereinafter, the “Liquidation Date”), all outstanding shares of the Fund shall be liquidated; and (b) any other information required or appropriate under the 1940 Act or other applicable law.

3. Cessation of Business. On the Effective Date, the Fund shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, and distributing its remaining assets ratably among the shareholders of the outstanding shares of the Fund, in accordance with the provisions of the Plan, after discharging or making reasonable provision for the Fund’s liabilities.

4. Restriction of Sale of Fund Shares. On or before the Effective Date, the Trust shall cease accepting purchase orders for the Fund (including reinvestment of dividends and purchases via automatic investment plans).

5. Liquidation of Assets. On or before the Liquidation Date, the Fund shall convert all portfolio securities of the Fund to cash or cash equivalents.

6. Satisfaction of Federal Income and Excise Tax Distribution Requirements. On or prior to the Liquidation Date, the officers of the Trust shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s net tax exempt income and investment company taxable income attributable to the Fund for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

7. Payment of Debts. On or prior to the Liquidation Date, the Fund shall pay, or make reasonable provision to pay, in full, all known or reasonably ascertainable liabilities, claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations, known to the Fund and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown. Such amounts shall include, without limitation, all charges, taxes and expense of the Fund, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Fund.

8. Liquidating Distribution. On the Liquidation Date, the Fund shall distribute to the insurance company separate accounts for the benefit of the Fund’s shareholders of record as of the close of business on the business day preceding the Liquidation Date, all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund (the “Liquidation Proceeds”):

(a)

except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books;

(b)

provided further, notwithstanding anything herein to the contrary, all interests, rights and titles to any claims, whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery claims of the Fund shall be disclaimed, and any and all resulting recoveries shall be returned to the Trust, and shall not be distributed to the Fund’s shareholders of record.

9. Liquidation. The Fund shall be liquidated on the Liquidation Date in accordance with Section 331 of the Code.

10. Management and Expenses of the Fund. The Adviser shall bear all the expenses, other than extraordinary expenses, that would otherwise be attributed to the Fund and which are incurred in connection with the carrying out of the Plan, including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of any notices or reports to, or meetings of, shareholders, whether or not the liquidation contemplated by this Plan is effected, to the extent such expenses exceed the amount of the Fund’s normal and customary fees and expenses accrued by the Fund through the Liquidation Date, provided that such accrued amounts are first applied to pay for the Fund’s normal and customary fees and expenses.

11. Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Fund receives any form of cash or is or becomes entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, any such cash or distribution will be allocated to the Trust in such manner as the CEO, President or any Vice President of the Trust determines is reasonable (and, as a point of clarification, such proceeds may not be distributed to the separate accounts or Contract Owners and may be used to pay general expenses of the Trust).

12. Lost Shareholders. If the Trust is unable to pay redemption proceeds to shareholders of the Fund because of the inability to locate shareholders to whom redemption proceeds are payable, the Trust may take such steps as an authorized officer of the Trust deems appropriate, which may include creating, in the name and on behalf of the

Fund, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expense of such trust shall be charged against the assets therein.

13. Power of the Board and Trust Officers. The Board of Trustees and the officers of the Trust shall have the authority to do or authorize any acts as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, documents, information returns, tax returns and other papers that may be necessary or appropriate to implement the Plan or that may be required by the provisions of the 1940 Act or other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

14. Amendment or Abandonment of Plan and Shareholder Approval of Plan. The Board shall have the authority to authorize or ratify such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Trust’s Declaration of Trust and By-Laws, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Fund shareholders, Fund shareholders will be given prompt and timely notice of such an amendment or modification. In addition, the Board may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders. This Plan shall be deemed abandoned in the event the Fund’s shareholders do not approve the Plan.

15. Changes to Dates. Each officer of the Trust may modify or extend any of the dates specified in the Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of the Trust’s counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interest of the shareholders of the Fund.

16. No Personal Obligations. The obligation of the Trust entered into in the name or on behalf of the Trust or Fund by any of the Trustees of the Trust, representatives or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders or representatives of the Trust personally, but bind only the assets of the Trust attributable to the Funds.

IN WITNESS WHEREOF, the Board has caused this Plan to be approved on behalf of the Fund.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST On behalf of the LVIP AQR Enhanced Global Strategies Fund

By: /s/ Jayson R. Bronchetti
Name: Jayson R. Bronchetti Title: President
Date: September 7, 2016

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by Telephone, you need not return this Voting Instruction card.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	LVIP AQR ENHANCED GLOBAL STRATEGIES FUND	VOTING INSTRUCTION CARD

(a series of Lincoln Variable Insurance Products Trust)

1300 S. CLINTON STREET

FORT WAYNE, IN 46802

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 15, 2016

INSURANCE COMPANY DROP-IN.

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the LVIP AQR Enhanced Global Strategies Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be held on November 15, 2016, and at any adjournments or postponements thereof. This Proxy is being solicited on behalf of the Board of Trustees of the Lincoln Variable Insurance Products Trust.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Signature of joint owner, if any

Date	EGS_28068-VI_082516

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

LVIP AQR Enhanced Global Strategies Fund

Special Meeting of Shareholders to Be Held on November 15, 2016.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/lin-28068

Please detach at perforation before mailing.

This Voting Instruction Card will be voted as instructed. If no specification is made for the proposal, the Voting Instruction Card will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees unanimously recommends a vote “FOR” for Proposal 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

	FOR	AGAINST	ABSTAIN
1. To approve a Plan of Liquidation providing for the liquidation of the Fund.	☐	☐	☐

2. To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE

EGS_28068-VI_082516